Exhibit 99.2

                       IEC ELECTRONICS CORP - CONSOLIDATED
                                  BALANCE SHEET
                         JUNE 30, 2006 AND SEP 30, 2005

                                                 June 30, 2006     SEP 30, 2005
ASSETS

CURRENT ASSETS
  Cash                                                       0          460,586
  Accounts Receivable                                3,113,471        2,343,994
  Inventories                                        2,721,293          629,808
  Deferred Income Taxes                                250,000          250,000
  Other Current Assets                                 123,834          279,732
                                                   -----------      -----------
    Total Current Assets                             6,208,698        3,964,120
                                                   -----------      -----------

  PROPERTY, PLANT & EQUIPMENT                        1,268,237        1,506,779
  PREPAID DEBT ACQUISITION                              32,108           66,893
                                                   -----------      -----------
                                                     7,509,043        5,537,792
                                                   ===========      ===========

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
  Current Portion of Long Term Liabilities           1,893,286          345,149
  Accounts Payable                                   1,879,042          917,608
  Accrued Payroll and Related Taxes                    182,199          263,744
  Other Accrued Expenses                               375,270          399,336
                                                   -----------      -----------
    Total Current Liabilities                        4,329,797        1,925,837
                                                   -----------      -----------

LONG TERM VENDOR PAYABLE                                16,465           57,118
LONG TERM DEBT - TERM                                  422,500          535,000
                                                   -----------      -----------
LONG TERM DEBT - TOTAL                                 438,965          592,118

SHAREHOLDER'S EQUITY
  Common stock, par value $.01 per share
   Authorized - 50,000,000 shares
   Outstanding - 8,397,209 shares                     (139,261)          71,484
  Additional Paid-in Capital                        38,601,530       38,533,112
  Retained Earnings                                (35,721,988)     (35,584,759)
                                                   -----------      -----------
    Total Shareholders' Equity                       2,740,281        3,019,837
                                                   -----------      -----------

                                                     7,509,043        5,537,792
                                                   ===========      ===========

                       IEC ELECTRONICS CORP - CONSOLIDATED
                               STATEMENT OF INCOME
               FOR QUARTER END & YTD JUNE 30, 2006 AND APR 1, 2005

                                          ACTUAL            PRIOR          ACTUAL             PRIOR
                                          QUARTER          QUARTER           YTD               YTD
                                       JUN 30, 2006      JUL 1, 2005     JUN 30, 2006      JUL 1, 2005
Sales                                     5,378,752        4,040,346       14,565,618       14,945,865
Cost of Sales                             4,623,240        3,336,106       12,860,441       12,828,823
                                        -----------      -----------      -----------      -----------
Gross Profit                                755,512          704,240        1,705,177        2,117,042

Less: Operating Expenses
  Selling & G&A                             556,975          492,633        1,555,220        1,708,774
  Restructuring                                   0           64,920                0          119,654
                                        -----------      -----------      -----------      -----------
Total Operating Expenses                    556,975          557,553        1,555,220        1,828,428
                                        -----------      -----------      -----------      -----------

Operating Profit                            198,537          146,687          149,957          288,614

Interest and Financing Expense             (106,056)         (78,752)        (276,930)        (278,454)
Profit (Loss) on Sale of Assets             (13,377)           9,998          (10,467)         195,165
Other Income (Expense)                            0              328              221           28,555
                                        -----------      -----------      -----------      -----------
Net Income before Income Taxes               79,104           78,261         (137,219)         233,880

  Provision for Income Tax                        0                0                0                0
                                        -----------      -----------      -----------      -----------

Income from Discontinued Operations               0                0                0                0
                                        -----------      -----------      -----------      -----------
Net Income                                   79,104           78,261         (137,219)         233,880
                                        ===========      ===========      ===========      ===========